UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 27, 2004

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (256) 730-2000

N/A

(Former name or former address, if changed since last report)

Item 2.02        Results of Operations and Financial Condition

               On October 27, 2004, Intergraph Corporation issued a press release announcing, among other matters, its preliminary results of operations for the third quarter ended September 30, 2004, the text of which is set forth as Exhibit 99.1.

Item 4.02        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

               (a)     On October 27, 2004, Intergraph Corporation's senior management, after discussions with the Company's Independent Registered Public Accounting Firm, Ernst & Young LLP, concluded, and its Audit Committee and Board of Directors concurred, that the previously issued financial statements contained in the Company's Annual Report on Form 10-K for the period ending December 31, 2003, and the Company's Quarterly Reports on Form 10-Q for the periods ending March 31, 2004 and June 30, 2004, should be amended to correct an error relating to the accounting for the Company's SmartPlant 3D Early Adopter Program.  The financial statements included in these reports should not be relied upon until the amendments are filed.

               The Early Adopter Program was a limited release of SmartPlant 3D Version 4.  PPM's internal accounting staff determined that the accounting for the Early Adopter Program should be reviewed after becoming aware that certain maintenance obligations and a specified upgrade to SmartPlant 3D Version 5 were included in the program.

               The Company expects to file amendments to its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarterly periods ending March 31, 2004 and June 30, 2004, reflecting the correction of these errors prior to filing its Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2004.

               The decision to amend the referenced financial statements and related reports was made by the Company's senior management, following discussions with the Company's Independent Registered Public Accounting Firm, and with the concurrence of the Company's Audit Committee and Board of Directors.  Intergraph Corporation's senior management and its Audit Committee have discussed with Ernst & Young LLP the matters disclosed in this Current Report on Form 8-K.

Item 7.01        Regulation FD Disclosure

               On October 27, 2004, Intergraph Corporation issued a press release announcing, among other things, its preliminary results of operations for the third quarter ended September 30, 2004, the text of which is set forth as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

               (c)   Exhibits

99.1	Press Release of Intergraph Corporation dated October 27, 2004.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    INTERGRAPH CORPORATION

                                                                                    By:  /s/ Larry J. Laster
                                                                                          Name:  Larry J. Laster
                                                                                          Title:    Executive Vice President
                                                                                                      and Chief Financial Officer

Date:    October 27, 2004